Exhibit 10.5.21

AMENDMENT No. 21

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AND

AIRBUS S.A.S.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended A320 Family - TAI - AMDT 21

Ref: CT1004937

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AMENDMENT No 21

This Amendment No 21 to the A320 Family Purchase Agreement dated as of March 19, 1998 (hereinafter referred to as the “Amendment No 21”) between AIRBUS S.A.S. and ATLANTIC AIRCRAFT HOLDING LIMITED is made as of the day of September, 2010.

BETWEEN

AIRBUS S.A.S., a société par actions simplifiée, formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as the “Seller”)

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at c/o the Winterbotham Trust Company Limited, Winterbotham Place, Marlborough and Queen Streets. NASSAU, BAHAMAS (hereinafter referred to as the “Buyer”)

The Buyer and the Seller being together the “Parties” and each the “Party”.

WHEREAS

A -	The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated March 19, 1998 (hereinafter referred to, together with its Exhibits and Letter Agreements as amended and supplemented from time to time, as the “Purchase Agreement”) covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32 (the “Aircraft”).

B -	The Buyer and the Seller have entered into an amendment No 1 to the Purchase Agreement dated September 9, 1998 (the “Amendment No 1”), covering the [*] Firm A319-100 Aircraft (to December 1999 and January 2000).

C -	The Buyer and the Seller have entered into an amendment no 2 to the Purchase Agreement dated December 28, 1999 (the “Amendment No 2”) covering:

(i)	The [*] A320-200 Aircraft [*] and the [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A320-200 Aircraft.

D -	[*]. Simultaneously, the Buyer and the Seller have entered into an amendment no 3 (the “Amendment No 3”) to the Purchase Agreement dated December 29, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.

E -	The Buyer and the Seller have entered into an amendment no 4 to the Purchase Agreement dated February 15, 2000 (the “Amendment No 4”) covering:

(i)	the [*] A320-200 Aircraft [*] and its [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] firm A319-100 Aircraft.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended A320 Family - TAI - AMDT 21

Ref: CT1004937

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F -	The Buyer and the Seller have entered into amendment no 5 to the Purchase Agreement dated April 6, 2001 (the “Amendment no 5”) covering:

(i)	the conversion of one (1) Option A320-200 Aircraft [*] Firm No 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft [*] (Firm No 42) [*] Firm A319-100 Aircraft (Firm No 31 [*])

(iii)	The [*] A320-200 Aircraft [*] (Firm No 43) and the [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft [*] (Firm No 44) [*] Firm A319-100 Aircraft (Firm No 32 [*]).

G -	The Buyer and the Seller have entered into an amendment no 6 to the Purchase Agreement dated April 9, 2001 (the “Amendment No 6”) covering the rescheduling of certain Delivery Dates related to firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally firm Aircraft No 18 [*] an A320-200 Aircraft[*].

H -	[*]

I -	[*]

J -	The Buyer and the Seller have entered into amendment no 9 to the Purchase Agreement dated December 6, 2002 (the “Amendment No 9”) covering the rescheduling of the Delivery Date of the firm Aircraft No 22 from August 2003 to June 2003.

K -	The Buyer and the Seller have entered into amendment no 10 to the Purchase Agreement dated October 30, 2003 (the “Amendment No 10”) covering the rescheduling of the Delivery Date of firm A320-200 Aircraft No 46 and 47 respectively from May and June 2004 to October and November 2004.

L -	The Buyer and the Seller have entered into an amendment no 11 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 11”) covering simultaneously;

(i)	the termination of the [*], and

(ii)	the cancellation and termination of Amendment no 3 in [*] stated in paragraph 1 of Letter Agreement no 1 to the Purchase Agreement.

M -	The Buyer and the Seller have entered into an amendment no 12 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 12”) covering:

(i)	the [*] of Aircraft no 44, 17, 37 [*] A320 [*] A321 [*] and no 18, 36 and 21[*] A320 [*] A319 [*]

[*]

N -	The Buyer and the Seller have entered into an amendment no 13 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 13”), covering:

[*]

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended A320 Family - TAI - AMDT 21

Ref: CT1004937

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O -	The Buyer and the Seller have entered into amendment no 14 to the Purchase Agreement dated February 28, 2006 (the “Amendment No 14”), covering:

(i)	[*],

(ii)	AIRMAN software,

(iii)	ADOC Job Cards Package, ADOC Consultation Package, and AirNav and/or ADOC Navigator Based Consultation

(iv)	[*]

P -	The Buyer and the Seller have entered into amendment no 15 to the Purchase Agreement dated June 22, 2007 (the “Amendment No 15”), covering:

Q -	The Buyer and the Seller have entered into amendment no 16 to the Purchase Agreement dated November 22, 2007 (the “Amendment No 16”), covering the order of [*] A319-100 aircraft and [*] A320-200 aircraft.

R -	The Buyer and the Seller have entered into amendment no 17 to the Purchase Agreement dated April 1st, 2008 (the “Amendment No 17”), to amend certain provisions of the[*].

S -	The Buyer and the Seller have entered into amendment no 18 to the Purchase Agreement dated January 30th, 2009 (the “Amendment No 18”), covering:

(i)	the rescheduling of the Delivery Dates of the Aircraft No 60 and 61,

(ii)	[*].

T -	The Buyer and the Seller have entered into amendment no 19 to the Purchase Agreement dated April 28th, 2009 (the “Amendment No 19”), covering:

(i)	the [*] of the Aircraft No 58, 62 and 65,

(ii)	the change of the Delivery Dates of the Aircraft No 58, 62 and 65,

U -	The Buyer and the Seller have entered into amendment no 20 to the Purchase Agreement dated February 10th, 2010 (the “Amendment No 20”), covering:

(i)	the rescheduling of the Delivery Dates of the Aircraft No 58 and 65,

(ii)	[*].

V -	As used hereafter, the terms “Purchase Agreement” and “A320 Family Purchase Agreement” mean the Purchase Agreement together with all Exhibits and schedules thereto as amended to date by Amendments No 1 to 20, inclusive.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended A320 Family - TAI - AMDT 21

Ref: CT1004937

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	SCOPE

The scope of this Amendment No 21 is to reschedule the Scheduled Delivery Month or Scheduled Delivery Quarter, as the case may be, of the Aircraft bearing rank numbers 66 and 76.

2.	[*] OF DELIVERY DATES

The Buyer and the Seller wish to defer the Delivery Dates of the Aircraft below:

Aircraft No.	Aircraft type	[*] Scheduled Delivery Month/ Quarter		[*] Scheduled Delivery Quarter or Delivery year
66	A320-200	[	*]	[	*]
76	A320-200	[	*]

The quarter for Aircraft with rank number 66 shall be mutually agreed by the Parties on/or before September 30th, 2010.

3.	PREDELIVERY PAYMENTS

[*]

4.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including its Exhibits and Letter Agreements shall remain in full force and effect and shall apply to this Amendment No 21 except as expressly modified by this Amendment No 21.

In case of any inconsistency between this Amendment No 21 and the Purchase Agreement, this Amendment No 21 shall prevail.

This Amendment No 21 together with the Purchase Agreement, its Exhibits, Letter Agreements, and amendments to date contain the entire agreement between the Parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 21 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 21 shall not be varied or modified except by an instrument in writing executed by both Parties or by their duly authorised representatives.

This Amendment No 21 shall be governed by and construed and performance thereof shall be determined in accordance with the laws of France.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended A320 Family - TAI - AMDT 21

Ref: CT1004937

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IN WITNESS WHEREOF this Amendment No 21 was entered into the day and year above written.

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING	AIRBUS S.A.S.

By:	By:

Its:	Its

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended A320 Family - TAI - AMDT 21 Ref: CT1004937

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Appendix 1

*[One page has been omitted in accordance with a request for confidential treatment.]

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended A320 Family - TAI - AMDT 21 Ref: CT1004937

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LETTER AGREEMENT No 1 to AMENDMENT No 20

ATLANTIC AIRCRAFT HOLDING LIMITED

Winterbotham Place,

Marlborough and Queen Streets.

NASSAU,

BAHAMAS

Subject : PREDELIVERY PAYMENTS

ATLANTIC AIRCRAFT HOLDING LIMITED (“the Buyer”) and AIRBUS S.A.S. (“the Seller”) have entered into an Amendment No 20 (the “Amendment No 20”) dated as of even date here with which covers the amendment of certain provisions set forth in the A320 Family Purchase Agreement entered into by the Parties and dated March 19, 1998 (the “Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement No 1 shall have the meanings assigned thereto in the Agreement.

Both Parties agree that this Letter Agreement No 1, upon execution thereof, shall constitute an integral, nonseverable part of the said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement No 1.

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended A320 Family - TAI - LA 1 to AMDT 20 Ref: CT0906046

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1.	DEFINITIONS

For the purpose of this Letter Agreement No 1 the terms shall have the meaning set out below:

[*]

2.	PREDELIVERY PAYMENTS

[*]

3.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement No 1 or of the Agreement, this Letter Agreement No 1 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4.	CONFIDENTIALITY

This Letter Agreement No 1 (and its existence) shall be treated by both Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Party. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Party.

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended A320 Family - TAI - LA 1 to AMDT 20 Ref: CT0906046

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If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement No 1 to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS S.A.S.

By:	By:

Its:	Its:

Date:	Date:

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended A320 Family - TAI - LA 1 to AMDT 20 Ref: CT0906046

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